EXHIBIT 99.4
Execution Version

SECURITY AGREEMENT

THIS SECURITY AGREEMENT (this “Security Agreement”), dated as of August 10, 2007, is made by and among GENIUS PRODUCTS, LLC, a Delaware limited liability company (the “Borrower”), GENIUS PRODUCTS, INC., a Delaware corporation (“GPI”), each of the other signatories hereto, each of the other entities which becomes a party hereto pursuant to Section 10.15 (each of the foregoing, including the Borrower, a “Grantor” and collectively, the “Grantors”), and SOCIÉTÉ GÉNÉRALE, as Collateral Agent for the Administrative Agent, the Lenders referenced below and Affiliates of Lenders party to Lender Rate Contracts (in such capacity, the “Collateral Agent”).

RECITALS

A Pursuant to that certain Credit Agreement, dated as of the date hereof (as amended, supplemented, restated or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the Persons acting as lenders thereunder from time to time (the “Lenders”), Société Générale, as administrative agent (in such capacity, the “Administrative Agent”) and the Collateral Agent, the Lenders have agreed to extend certain credit facilities to the Borrower upon the terms and subject to the conditions set forth therein.

B. The Lenders’ obligations to extend the credit facilities to the Borrower under the Credit Agreement are subject, among other conditions, to receipt by the Collateral Agent of this Security Agreement, duly executed by the Grantors, which Security Agreement grants the security interests hereinafter provided.

C. Each Grantor that is a Subsidiary of the Borrower or GPI (each, a “Subsidiary Grantor”) and GPI is or shall become a party to that certain Guaranty Agreement dated as of even date herewith in connection with the Credit Agreement. Each Subsidiary Grantor and GPI has obtained and will continue to obtain working capital and loans needed for its operations from the Borrower, and the Borrower will obtain funds to provide and lend to such Subsidiary Grantor or GPI from the Lenders under the Credit Agreement. In addition, each Subsidiary Grantor and GPI expects to realize direct and indirect benefits as the result of the availability of the aforementioned credit facilities to the Borrower and as the result of financial or business support which will be provided to such Subsidiary Grantor or GPI by the Borrower.

AGREEMENT

NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, each of the Grantors hereby agree with the Collateral Agent as follows:

EXHIBIT 99.4

SECTION 1. Definitions and Interpretation. When used in this Security Agreement, the following terms shall have the following respective meanings:

“Account” means any “account,” as such term is defined in Section 9-102(a)(2) of the UCC (or any other then applicable provision of the UCC) and, in any event, shall include, without limitation, all accounts receivable, book debts and other forms of obligations (other than forms of obligations evidenced by Chattel Paper, Documents or Instruments) now owned or hereafter received or acquired by or belonging or owing to any Grantor (including, without limitation, under any trade name, style or division thereof) whether arising out of goods sold or services rendered by such Grantor or from any other transaction, whether or not the same involves the sale of goods or services by such Grantor (including, without limitation, any such obligation which may be characterized as an account or contract right under the UCC) and all of any Grantor’s rights in, to and under all purchase orders or receipts now owned or hereafter acquired by it for goods or services, and all of any Grantor’s rights to any goods represented by any of the foregoing (including, without limitation, unpaid seller’s rights of rescission, replevin, reclamation and stoppage in transit and rights to returned, reclaimed or repossessed goods), and all monies due or to become due to any Grantor under all purchase orders and contracts for the sale of goods or the performance of services or both by any Grantor (whether or not yet earned by performance on the part of such Grantor or in connection with any other transaction), now in existence or hereafter occurring, including, without limitation, the right to receive the proceeds of said purchase orders and contracts, and all collateral security and guarantees of any kind given by any Person with respect to any of the foregoing.

“Account Debtor” means any “account debtor,” as such term is defined in Section 9-102(a)(3) of the UCC (or any other then applicable provision of the UCC).

“Bankruptcy Code” means Title 11 of the United States Code, as amended.

“Borrower” shall have the meaning given to that term in the introductory paragraph hereof.

“Chattel Paper” means any “chattel paper,” as such term is defined in Section 9-102(a)(11) of the UCC (or any other then applicable provision of the UCC), including, without limitation, electronic chattel paper and tangible chattel paper.

“Collateral” has the meaning assigned to such term in Section 2 of this Security Agreement.

“Commercial Tort Claim” means any “commercial tort claim,” as such term is defined in Section 9-102(a)(13) of the UCC (or any other then applicable provision of the UCC).

“Contracts” means all contracts, undertakings, franchise agreements or other agreements (other than rights evidenced by Chattel Paper, Documents or Instruments) in or under which a Grantor may now or hereafter have any right, title or interest, including, without limitation, any distribution agreement, license agreement, agreement to receive royalties or similar agreement and with respect to an Account, any agreement relating to the terms of payment or the terms of performance thereof.

EXHIBIT 99.4

“Deposit Account” means any “deposit account” as such term is defined in Section 9-102(a)(29) of the UCC (or any other then applicable provision of the UCC), including, without limitation, any demand, time, savings passbook or like account, now or hereafter maintained by or for the benefit of a Grantor, or in which a Grantor now holds or hereafter acquires any interest, with a bank, savings and loan association, credit union or like organization (including the Collateral Agent, the Administrative Agent or any Lender) and all funds and amounts therein, whether or not restricted or designated for a particular purpose.

“Documents” means any “documents,” as such term is defined in Section 9-102(a)(30) of the UCC (or any other then applicable provision of the UCC).

“Electronic Chattel Paper” means any “electronic chattel paper” as such term is defined in Section 9-102(a)(31) of the UCC (or any other then applicable provision of the UCC).

“Equipment” means any “equipment,” as such term is defined in Section 9-102(a)(33) of the UCC (or any other then applicable provision of the UCC), now or hereafter owned or acquired by a Grantor or in which a Grantor now holds or hereafter acquires any interest and, in any event, shall include, without limitation, all machinery, equipment, fixtures, furniture, furnishings, trade fixtures, vehicles, trucks, mainframe, personal and other computers, terminals and printers and related components and accessories, all copiers, telephonic, video, electronic data-processing, data storage equipment and other equipment of any nature whatsoever, and any and all additions, substitutions and replacements of any of the foregoing, wherever located, together with all attachments, components, parts, equipment and accessories installed thereon or affixed thereto.

“Event of Default” means the occurrence or existence of any “Event of Default” under and as defined in the Credit Agreement.

“General Intangible” means any “general intangible,” as such term is defined in Section 9-102(a)(42) of the UCC (or any other then applicable provision of the UCC) and, in any event, shall include, without limitation, all right, title and interest which a Grantor may now or hereafter have in or under any Contract, all customer lists, all proprietary or confidential information, inventions (whether or not patented or patentable), interests in partnerships, joint ventures and other business associations, permits, books and records, goodwill, claims in or under insurance policies, including unearned premiums, Payment Intangibles, Software, uncertificated securities, cash and other forms of money or currency, rights to receive tax refunds and other payments and rights of indemnification.

“Instruments” means any “instrument,” as such term is defined in Section 9-102(a)(47) of the UCC (or any other then applicable provision of the UCC) including, without limitation, all notes, certificated securities and all other evidences of Indebtedness, other than instruments that constitute, or are a part of a group of writings that constitute, Chattel Paper.

EXHIBIT 99.4

“Inventory” means any “inventory,” as such term is defined in Section 9-102(a)(48) of the UCC (or any other then applicable provision of the UCC), wherever located, now or hereafter owned or acquired by a Grantor or in which a Grantor now holds or hereafter acquires any interest, and, in any event, shall include, without limitation, all inventory, goods and other personal property which are held by or on behalf of a Grantor for sale or lease or are furnished or are to be furnished under a contract of service or which constitute raw materials, work in process or materials used or consumed or to be used or consumed in a Grantor’s business, or the processing, packaging, promotion, delivery or shipping of the same, and all finished goods whether or not such inventory is listed on any schedules, assignments or reports furnished to the Collateral Agent or the Administrative Agent from time to time and whether or not the same is in transit or in the constructive, actual or exclusive occupancy or possession of a Grantor or is held by a Grantor or by others for a Grantor’s account, including, without limitation, all goods covered by purchase orders and contracts with suppliers and all goods billed and held by suppliers and all inventory of a Grantor which may be located on the premises of a Grantor or of any carriers, forwarding agents, truckers, warehousemen, vendors, selling agents or other Persons.

“Investment Property” means any “investment property,” as such term is defined in Section 9-102(a)(49) of the UCC (or any other then applicable provision of the UCC) and shall include, without limitation, all certificated securities (including, without limitation, those listed on Schedule I), uncertificated securities, security entitlements, Securities Accounts, commodity contracts and commodity accounts as each such term is defined in the UCC.

“Letter-of-Credit Right” means any “letter-of-credit right,” as such term is defined in Section 9-102(a)(51) of the UCC (or any other then applicable provision of the UCC).

“Payment Intangible” means “payment intangible,” as such term is defined in Section 9-102(a)(61) of the UCC (or any other then applicable provision of the UCC).

“Pledged Collateral” means, collectively, the notes, the stock, partnership interests, limited liability company interests, and all other Investment Property of any Grantor, all certificates or other instruments representing any of the foregoing, all security entitlements of any Grantor in respect of any of the foregoing, all Distributions, interest, cash, warrants, rights, instruments and other Property or Proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the foregoing.

“Proceeds” means “proceeds,” as such term is defined in Section 9-102(a)(64) of the UCC (or any other then applicable provision of the UCC), and, in any event, shall include, without limitation, (a) any and all Accounts, Chattel Paper, Instruments, cash or other forms of money or currency or other proceeds payable to a Grantor from time to time in respect of the Collateral, (b) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to a Grantor from time to time with respect to any of the Collateral, (c) any and all payments (in any form whatsoever) made or due and payable to a Grantor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental authority (or any Person acting under color of governmental authority), (d) all certificates, Distributions, cash, Instruments and other Property received or distributed in respect of or in exchange for any Investment Property, and (e) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

EXHIBIT 99.4

“Secured Obligations” shall mean and include (a) in the case of the Borrower, (i) the Obligations (as defined in the Credit Agreement) and (ii) all other amounts payable by the Borrower from time to time to any of the Lenders, the Administrative Agent or the Collateral Agent under the Credit Agreement and the other Credit Documents or any of the Lenders or their Affiliates under the Lender Rate Contracts, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including all fees and disbursements of counsel to any of the Lenders, the Administrative Agent and the Collateral Agent that are required to be paid by the Borrower pursuant to the terms of the Credit Agreement or any other Credit Document or any of the Lenders or their Affiliates under the Lender Rate Contracts) and (b) in the case of each Subsidiary Grantor and GPI, all liabilities and obligations, howsoever arising, owed by such Subsidiary Grantor or GPI to the Collateral Agent, the Administrative Agent or any Lender of every kind and description (whether or not evidenced by any note or instrument and whether or not for the payment of money), direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising pursuant to the terms of the Guaranty or any of the other Credit Documents to which such Subsidiary Grantor or GPI is a party, including, without limitation, all interest (including interest that accrues after the commencement of any bankruptcy or other insolvency proceeding by or against such Subsidiary Grantor or GPI, whether or not allowed or allowable), fees, charges, expenses, attorneys’ fees and accountants’ fees chargeable to and payable by such Subsidiary Grantor or GPI hereunder and thereunder.

“Securities Account” means “securities account,” as such term is defined in Section 8-501(a) of the UCC (or any other then applicable provision of the UCC).

“Security Agreement” means this Security Agreement and all exhibits and schedules hereto, as the same may from time to time be amended, modified, supplemented or restated.

“Software” means “software,” as such term is defined in Section 9-102(a)(75) of the UCC (or any other then applicable provision of the UCC).

“Subsidiary Grantor” shall have the meaning given to that term in the recitals hereto.

“Supporting Obligation” means “supporting obligation,” as such term is defined in Section 9-102(a)(77) of the UCC (or any other then applicable provision of the UCC).

“UCC” means the Uniform Commercial Code as the same may, from time to time, be in effect in the State of New York; provided, however, in the event that, by reason of mandatory provisions of Governmental Rules, any or all of the attachment, perfection or priority of the Collateral Agent’s security interest in any collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, the term “UCC” shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of definitions related to such provisions.

EXHIBIT 99.4

Unless otherwise defined herein, all other capitalized terms used herein and defined in the Credit Agreement shall have the respective meanings given to those terms in the Credit Agreement, and all terms defined in the UCC shall have the respective meanings given to those terms in the UCC. The rules of interpretation set forth in Article I of the Credit Agreement shall, to the extent not inconsistent with the terms of this Security Agreement, apply to this Security Agreement and are hereby incorporated by reference. References in this Security Agreement to “Sections” are to sections herein unless otherwise indicated.

SECTION 2. Grant of Security Interest. As security for the Secured Obligations of such Grantor (not any other Grantor), and in order to induce the Collateral Agent, the Administrative Agent and the Lenders to enter into the Credit Agreement and to make the Revolving Loans and Letters of Credit available to and for the benefit of the Borrower upon the terms and subject to the conditions thereof, each Grantor hereby grants, assigns, conveys, mortgages, pledges, hypothecates and transfers to the Collateral Agent on behalf of itself, the Administrative Agent, the Lenders and Affiliates of Lenders party to Lender Rate Contracts a security interest in and to all of such Grantor’s right, title and interest in, to and under each of the following, whether now owned or hereafter acquired or in which such Grantor now holds or hereafter acquires any interest (all of which being hereinafter collectively called the “Collateral”):

(a) All Accounts;

(b) All Chattel Paper;

(c) All Commercial Tort Claims;

(d) All Contracts;

(e) All Deposit Accounts;

(f) All Documents;

(g) All Equipment;

(h) All General Intangibles (including Payment Intangibles);

(i) All Instruments;

(j) All Inventory;

(k) All Investment Property;

(l) All Pledged Collateral;

(m) All Letter-of-Credit Rights;

(n) All Securities Accounts;

(o) All Supporting Obligations;

EXHIBIT 99.4

(p) All Property of such Grantor held by the Collateral Agent, the Administrative Agent or any Lender, or any other party for whom the Collateral Agent, the Administrative Agent or any Lender is acting as agent hereunder, including, without limitation, all Property of every description now or hereafter in the possession or custody of or in transit to the Collateral Agent, the Administrative Agent any Lender or such other party, for any purpose, including, without limitation, safekeeping, collection or pledge, for the account of such Grantor, or as to which such Grantor may have any right or power;

(q) All other goods and personal property of such Grantor whether tangible or intangible and whether now or hereafter owned or existing, leased, consigned by or to, or acquired by such Grantor and wherever located;

(r) To the extent not otherwise included, all Proceeds of each of the foregoing and all accessions to, substitutions and replacements for, and rents, profits and products of each of the foregoing.

Notwithstanding the foregoing, “Collateral” shall not include (1) any contract right or General Intangible (A) if after giving effect to the application of Sections 9-406 through 9-409 of the UCC, the creation of a lien and security in such contract right or General Intangible would constitute a material breach of the terms of such contract right or General Intangible, or would permit any party to any agreement, instrument or other document comprising such contract right or General Intangible, or the issuer of any license, permit or authorization comprising such contract right or General Intangible, to terminate such agreement, instrument or other document or license, permit or authorization or (B) that would otherwise violate any applicable law, rule, regulation or policy of any Governmental Agency pursuant to any effective term or provision of such agreement, instrument, document, license, permit or authorization and (2) any Equity Securities of the Borrower held by GPI; provided, that “Collateral” shall include any proceeds of Equity Securities of the Borrower and any Distributions made with respect to the Equity Securities of the Borrower.

SECTION 3. Rights of the Collateral Agent; Collection of Accounts.

(a)  Notwithstanding anything contained in this Security Agreement to the contrary, each Grantor expressly agrees that such Grantor shall (i) not default under any of its Contracts, (ii) observe and perform all the conditions and obligations to be observed and performed by it thereunder and (iii) perform all of its duties and obligations thereunder, all in accordance with and pursuant to the terms and provisions of each such Contract; provided, however, that such Grantor may suspend performance of its obligations under any such Contract in the event of a material breach of such Contract by a third party. None of the Collateral Agent, the Administrative Agent nor any Lender shall have any obligation or liability under any Contract by reason of or arising out of this Security Agreement or the granting to the Collateral Agent of a security interest therein or the receipt by the Collateral Agent, the Administrative Agent or any Lender of any payment relating to any Contract pursuant hereto, nor shall the Collateral Agent, the Administrative Agent nor any Lender be required or obligated in any manner to perform or fulfill any of the obligations of any Grantor under or pursuant to any Contract, or to make any payment, or to make any inquiry as to the nature or the sufficiency of any payment received by it or the sufficiency of any performance by any party under any Contract, or to present or file any claim, or to take any action to collect or enforce any performance or the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

EXHIBIT 99.4

(b) The Collateral Agent hereby authorizes each Grantor to collect its Accounts, provided, that the Collateral Agent may, upon the occurrence and during the continuation of any Event of Default and upon notice to the relevant Grantor, limit or terminate said authority at any time. If required by the Collateral Agent at any time during the continuation of any Event of Default, any Proceeds, when first collected by such Grantor, received in payment of such Account or in payment for any of its Inventory or on account of any of its Contracts shall be promptly deposited by such Grantor in precisely the form received (with all necessary endorsements) in a special bank account maintained by the Collateral Agent subject to withdrawal by the Collateral Agent only, as hereinafter provided, and until so turned over shall be deemed to be held in trust by such Grantor for and as the Collateral Agent’s property, and shall not be commingled with such Grantor’s other funds or properties. Such Proceeds, when deposited, shall continue to be collateral security for all of the Secured Obligations and shall not constitute payment thereof until applied as hereinafter provided. Upon the occurrence and during the continuation of any Event of Default, the Collateral Agent or the Administrative Agent may, in its sole discretion, apply all or a part of the funds on deposit in said special account to the Secured Obligations in accordance with the provisions of Section 7(g), below, and any part of such funds which the Collateral Agent or the Administrative Agent elects not to so apply and deems not required as collateral security for the Secured Obligations shall be paid over from time to time by the Collateral Agent or the Administrative Agent to the Grantors. If an Event of Default has occurred and is continuing, at the request of the Collateral Agent, the Grantors shall deliver to the Collateral Agent all original and other documents evidencing, and relating to, the sale and delivery of such Inventory and the Grantors shall deliver all original and other documents evidencing and relating to, the performance of labor or service which created such Accounts, including, without limitation, all original orders, invoices and shipping receipts.

(c) The Collateral Agent may at any time, without notice to or the consent of any Grantor, upon the occurrence and during the continuation of any Event of Default, notify Account Debtors of the Grantors, parties to the Contracts of the Grantors, obligors in respect of Instruments of the Grantors and obligors in respect of Chattel Paper of the Grantors that the Accounts and the right, title and interest of the Grantors in and under such Contracts, Instruments, and Chattel Paper have been assigned to the Collateral Agent, and that payments shall be made directly to the Collateral Agent. Upon the request of the Collateral Agent and following the occurrence and during the continuation of an Event of Default, the Grantors shall so notify its Account Debtors, parties to such Contracts, obligors in respect of such Instruments and obligors in respect of such Chattel Paper. Upon the occurrence and during the continuation of an Event of Default, the Collateral Agent may, in its name or in the name of others, communicate with such Account Debtors, parties to such Contracts, obligors in respect of such Instruments and obligors in respect of such Chattel Paper to verify with such parties, to the Collateral Agent’s satisfaction, the existence, amount and terms of any such Accounts, Contracts, Instruments or Chattel Paper.

SECTION 4. Representations and Warranties. Each Grantor hereby represents and warrants to the Administrative Agent, the Collateral Agent and the Lenders that:

(a) Such Grantor is the sole legal and equitable owner of each item of the Collateral in which it purports to grant a security interest hereunder, having good title or rights thereto free and clear of any and all Liens, except for the Permitted Liens.

EXHIBIT 99.4

(b) No effective security agreement, financing statement, equivalent security or lien instrument or continuation statement covering all or any part of the Collateral exists, except such as may have been filed by such Grantor in favor of the Collateral Agent pursuant to this Security Agreement or such as relate to other Permitted Liens.

(c) This Security Agreement creates a legal and valid security interest on and in all of the Collateral in which such Grantor now has rights, and, as of the date hereof, except as set forth on Schedule I hereto all filings and other actions necessary or desirable to perfect and protect such security interest, other than filing UCC financing statements which was done or will be done by the Collateral Agent, have been duly taken or will be taken contemporaneously with the closing. Accordingly, the Collateral Agent has or will have upon giving value a fully perfected first priority security interest in all of the Collateral in which such Grantor now has rights, subject only to the Permitted Liens and the failure to be perfected as a result of the actions described in Part II of Schedule I. This Security Agreement will create a legal and valid and fully perfected first priority security interest in the Collateral in which such Grantor later acquires rights, when such Grantor acquires those rights, subject only to the Permitted Liens and the failure to be perfected as a result of the actions described in Part III of Schedule I.

(d) Such Grantor shall not use any Collateral or permit any Collateral to be used in violation of (i) any provision of the Credit Agreement, this Security Agreement or any other Credit Document, (ii) any applicable Governmental Rule or Contractual Obligation where such violation could reasonable be expected, either individually or in the aggregate, to result in a Material Adverse Effect, or (iii) any policy of insurance covering the Collateral where such violation could reasonably be expected, either individually or in the aggregate, to result in a Material Adverse Effect.

(e) As of the date hereof, each Grantor’s exact legal name is set forth on Schedule V attached hereto. Each Grantor was formed under the laws of jurisdiction of its formation as set forth on Schedule V attached hereto. Each Grantor’s chief executive office, principal place of business, and the place where each Grantor maintains records concerning the Collateral are set forth on Schedule V attached hereto. The Collateral, other than Deposit Accounts and Investment Property held in Securities Accounts, is presently located at the location(s) set forth on Schedule V attached hereto.

(f) As of the date hereof, all Collateral with respect to which a security interest may be perfected by the secured party’s taking possession thereof, including, without limitation, all Chattel Paper, Instruments and certificated securities, is set forth on Part I of Schedule I. Except to the extent not required hereby, and except for action by the Collateral Agent and giving of value, all action necessary to protect and perfect such security interest in each item set forth on Part I of Schedule I, including, without limitation, the delivery of all originals of such Collateral together with any necessary assignment in blank of certificated securities to the Collateral Agent, has been duly taken, or shall have been taken, except as set forth on Part II of Schedule I. As of the date hereof, all Letter-of-Credit Rights and Commercial Tort Claims of the Grantors are set forth on Schedule II. The Grantors shall supplement Part I of Schedule I and Schedule II from time to time within thirty (30) days of the end of each fiscal quarter after obtaining any additional Chattel Paper, Instruments, certificated securities or Letter-of-Credit Rights, as applicable; provided, however, that if the fair market value of any such Collateral, individually or in the aggregate, exceeds $300,000 as determined by the Borrower in good faith, then the Grantors shall supplement Part I Schedule I and Schedule II within thirty (30) days after obtaining any such Collateral. With respect to Commercial Tort Claims, the relevant Grantor shall promptly notify the Collateral Agent of any Commercial Tort Claim that it has elected to prosecute.

EXHIBIT 99.4

(g) As of the date hereof, the names and addresses of all financial institutions at which the Grantors maintain their respective Deposit Accounts and the account numbers and account names of such Deposit Accounts are listed on Schedule III. The Grantors shall supplement Schedule III from time to time within twenty (20) Business Days after the opening of any additional Deposit Account or the closing or change in the account number of or account name on any existing Deposit Account.

(h) The names and addresses of all institutions at which the Grantors maintain their respective Securities Accounts and the account numbers and account names of such Securities Accounts are listed on Schedule IV. The Grantors shall supplement Schedule IV from time to time within twenty (20) Business Days after the opening of any additional Securities Account or closing or changing the account number of or account name on any existing Securities Account.

(i) Each Grantor is the sole holder of record and the sole beneficial owner of all certificated securities and uncertificated securities pledged to the Collateral Agent by such Grantor under Section 2 of this Security Agreement, free and clear of any adverse claim, as defined in Section 8-102(a)(1) of the UCC (or any other then applicable provision of the UCC), except for the Lien created in favor of the Collateral Agent by this Security Agreement and the other Credit Documents. None of the partnership interests or pledged limited liability company interests pledged by any Grantor hereunder (i) are dealt in or traded on securities exchanges or in securities markets, (ii) have terms expressly providing that they are securities governed by Article 8 of the UCC (other than those pledged limited liability company interests of Wellspring Productions, LLC), and (iii) are investment company securities, and they are not, therefore, “securities” governed by Article 8 of the UCC (other than those pledged limited liability company interests of Wellspring Productions, LLC).

(j) No authorization, approval or other action by, and no notice to or filing with, any Governmental Authority or any other Person is required for the exercise by the Collateral Agent of the voting or other rights provided for in this Security Agreement, except in connection with a disposition of the Investment Property as may be required by Governmental Rules affecting the offering and sale of securities generally.

(k) Except as set forth on Part II of Schedule I, each Grantor has delivered to the Collateral Agent, together with all necessary stock powers, endorsements, assignments and other necessary instruments of transfer, the originals of all stock certificates, instruments, notes, other certificated securities, other Collateral and all certificates, instruments and other writings evidencing the same in its possession as of the date hereof.

(l) All shares of the pledged Investment Property set forth on Part I of Schedule I are duly authorized and validly issued, fully paid, and non-assessable, and constitute all of the issued and outstanding shares of capital stock of each issuer. Set forth in Part I of Schedule I is a true, complete and accurate list of all shares of stock issued by a Grantor’s direct Subsidiaries and all other securities owned by such Grantor, in each case, as of the date hereof. The Grantors shall supplement Schedule I from time to time within twenty (20) Business Days after the issuance of any additional shares of stock by a Grantor’s direct Subsidiaries or additional securities owned by such Grantor.

EXHIBIT 99.4

Notwithstanding the foregoing, during the continuance of an Event of Default, the period of time for supplementing the schedules to this Security Agreement as described in this Section 4 shall be promptly after obtaining the relevant Collateral or opening, closing or modifying the applicable Deposit Account or Securities Account.

SECTION 5. Covenants. Each Grantor covenants and agrees with the Collateral Agent that from and after the date of this Security Agreement and until the Secured Obligations have been completely and finally paid in full:

5.1 Further Assurances; Pledge of Instruments. At any time and from time to time, upon the written request of the Collateral Agent, and at the sole expense of a Grantor, such Grantor shall promptly and duly execute and deliver any and all such further instruments and documents and take such further action as the Collateral Agent or Administrative Agent may reasonably deem necessary to obtain the full benefits of this Security Agreement and of the rights and powers herein granted, including, without limitation, (a) using its commercially reasonable efforts to secure all consents and approvals necessary or appropriate for the grant of a security interest to the Collateral Agent in any Contract or license held by such Grantor or in which such Grantor has any rights not heretofore assigned, (b) authorizing the filing any financing statements, amendments or continuation statements under the UCC with respect to the security interests granted hereby, (c) filing or authorizing and cooperating with the Collateral Agent in filing any forms or other documents required to be filed with the United States Patent and Trademark Office, United States Copyright Office, or any filings in any foreign jurisdiction or under any international treaty, required to secure or protect the Collateral Agent’s interest in the Collateral, (d) except as set forth on Part II of Schedule I hereto, transferring Collateral to the Collateral Agent’s possession (if a security interest in such Collateral can be perfected and free from an adverse claim only by possession), (e) authorizing filing financing statements as consignor pursuant to Sections 9-505(a) and 9-324(b) of the UCC (or any other then applicable provision of the UCC) in such jurisdictions as such Grantor maintains Inventory on consignment, (f) using its commercially reasonable efforts to obtain waivers of Liens from landlords and mortgagees as required pursuant to the Credit Agreement, (g) obtaining the bailee/access letter with Ditan Corporation and using its commercially reasonable efforts to obtain written acknowledgements from other consignees, warehouses and other bailees of the prior Lien of the Collateral Agent in and to the Collateral and that such third party is holding possession of the Collateral for the benefit of the Collateral Agent, and (h) using its commercially reasonable efforts to assist the Collateral Agent in obtaining control under the UCC with respect to any Collateral consisting of Deposit Accounts, Securities Accounts, Investment Property, Letter-of-Credit Rights and Electronic Chattel Paper, excluding any Deposit Account or Securities Account with a balance that is less than and is not expected at any time to exceed $300,000. Each Grantor also hereby authorizes the Collateral Agent, to the extent not prohibited by applicable Governmental Rules, to file any such financing statement, amendment or continuation statement (including consignment filings) without the signatures of such Grantor. If any amount payable under or in connection with any of the Collateral is or shall become evidenced by any Instrument, such Instrument, other than checks and notes received in the ordinary course of a Grantor’s business, shall be duly endorsed in a manner satisfactory to the Collateral Agent and delivered to the Collateral Agent promptly upon any such Grantor’s receipt thereof. Collateral Agent agrees to send each Grantor copies of all financing statements and other documents filed by Collateral Agent.

EXHIBIT 99.4

5.2 Maintenance of Records. Each Grantor shall keep and maintain, at its own cost and expense, satisfactory and complete records of the Collateral, including, without limitation, a record of all payments received and all credits granted with respect to the Collateral and all other dealings with the Collateral. If requested by the Collateral Agent, each Grantor shall mark its books and records pertaining to the Collateral to evidence this Security Agreement and the security interests granted hereby. If requested by the Collateral Agent, all Chattel Paper in excess of $100,000 at any one time shall be marked with the following legend: “This writing and the obligations evidenced or secured hereby are subject to the security interest of Société Générale, as Collateral Agent, created by that certain Security Agreement, dated as of August 10, 2007, as the same may thereafter from time to time be amended, modified, supplemented or restated.”

5.3 Indemnification. In any suit, proceeding or action brought by or against the Collateral Agent, the Administrative Agent, a Lender, or any of their respective directors, officers, employees, agents or any of their respective Affiliates (“Indemnities”) relating to (A) any Collateral, including any Account, Chattel Paper, Contract, General Intangible, Instrument or Document for any sum owing thereunder, or to enforce any provision of any Account, Chattel Paper, Contract, General Intangible, Instrument or Document and (2) any and all excise, sales or other similar taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by the Credit Documents, including any penalties, claims or other losses resulting from any delay in paying such excise, sales or other similar taxes, each Grantor shall jointly and severally save, indemnify and keep the Indemnities harmless from and against all claim, suit, loss, damage or expense (including attorneys' fees and expenses) suffered by reason of any defense, setoff, counterclaim, recoupment or reduction of liability whatsoever of the obligor thereunder arising out of a breach by any Grantor of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to, or in favor of, such obligor or its successors from any Grantor, except to the extent determined by a final non-appealable judgment of a court of competent jurisdiction to have been caused by the gross negligence or willful misconduct of the Indemnities, and all such obligations of the Grantors shall be and remain enforceable against and only against the Grantors and shall not be enforceable against the Indemnities except to the extent caused by the gross negligence or willful misconduct of the Indemnities.

5.4 Limitation on Liens on Collateral. No Grantor shall create, permit or suffer to exist, and each Grantor shall defend the Collateral against and take such other action as is necessary to remove, any Lien on the Collateral, except the Permitted Liens. Each Grantor shall, jointly and severally, further defend the right, title and interest of the Collateral Agent in and to any of such Grantor’s rights under the Chattel Paper, Contracts, Documents, General Intangibles, Instruments and Investment Property and to the Equipment and Inventory and in and to the Proceeds thereof against the claims and demands of all Persons whomsoever.

5.5 Limitations on Modifications of Accounts, Etc. Upon the occurrence and during the continuation of any Event of Default, no Grantor shall, without the Collateral Agent’s prior written consent, grant any extension of the time of payment of any of the Accounts, Chattel Paper, Instruments or amounts due or to become due under any Contract or Document, compromise, compound or settle the same for less than the full amount thereof, release, wholly or partly, any Person liable for the payment thereof, or allow any credit or discount whatsoever thereon other than trade discounts and rebates granted in the ordinary course of such Grantor’s business and other than in the cumulative amount of $300,000.

EXHIBIT 99.4

5.6 Maintenance of Insurance. Each Grantor shall maintain, with financially sound and reputable companies, the insurance policies with coverage provisions as required by Section 5.01(d) of the Credit Agreement.

5.7 Taxes, Assessments, Etc. Each Grantor shall pay promptly when due all property and other taxes, assessments and government charges or levies imposed upon, and all claims (including claims for labor, materials and supplies) against, the Equipment or Inventory, except to the extent the validity thereof is being contested in good faith and adequate reserves are being maintained in connection therewith.

5.8 Limitations on Disposition. No Grantor shall sell, lease, license outside the ordinary course of its business, transfer or otherwise dispose of any of the Collateral, or attempt or contract to do so, except as permitted by Section 5.02(c) of the Credit Agreement.

5.9 Further Identification of Collateral. Each Grantor shall, if so requested by the Collateral Agent, furnish to the Collateral Agent, as often as the Collateral Agent shall reasonably request, statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Collateral Agent may reasonably request, all in reasonable detail.

5.10 Notices. Each Grantor shall advise the Collateral Agent promptly, in reasonable detail, of (a) any material Lien, other than Permitted Liens, attaching to or asserted against any of the Collateral, (b) any material change in the composition of the Collateral or (c) the occurrence of any other event which could reasonably be expected to have or result in a Material Adverse Effect with respect to the Collateral or on the security interest created hereunder, taken as whole.

5.11 Right of Inspection and Audit. Each Grantor shall permit the Collateral Agent such rights of inspection and audit as provided in the Credit Agreement. In addition, upon reasonable notice to a Grantor (unless an Event of Default has occurred and is continuing, in which case no notice is necessary), the Collateral Agent and its agents and representatives shall also have the right during such Grantor’s ordinary business hours, to enter into and upon any premises of such Grantor where any of the Equipment or Inventory is located for the purpose of conducting audits and making physical verifications of such Equipment and Inventory and test verifications of the Accounts in any manner and through any medium that it considers advisable, and each Grantor agrees to furnish all such assistance and information as the Collateral Agent may reasonably require in connection therewith.

5.12 Maintenance of Facilities. Each Grantor shall maintain and protect its properties, assets and facilities, including, without limitation, its Equipment in good order and working repair and condition (taking into consideration ordinary wear and tear) except to the extent not justified by prudent business practices and from time to time make or cause to be made all needful and proper repairs, renewals and replacements thereto and shall competently manage and care for its property in accordance with prudent industry practices. No Grantor shall remove or cause to be removed, except in the ordinary course of such Grantor’s business, the Collateral or the records concerning the Collateral from those premises or from the locations shown on Schedule V without 5 Business Days prior written notice to the Collateral Agent.

EXHIBIT 99.4

5.13 Continuous Perfection. No Grantor shall change its name, identity or corporate structure in any manner unless such Grantor shall have given the Collateral Agent at least thirty (30) days’ prior written notice thereof and shall have authorized or taken all action (or made arrangements to take such action substantially simultaneously with such change if it is impossible to take such action in advance) necessary or reasonably requested by the Collateral Agent to amend such financing statement or continuation statement so that it is not seriously misleading.

5.14 Authorizations with Respect to Financing Statements, etc. Each Grantor hereby irrevocably authorizes the Collateral Agent at any time and from time to time to file in any filing office in any UCC jurisdiction any initial financing statements and amendments thereto that (a) indicate the Collateral (i) as “all assets” of a Grantor or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the UCC of such jurisdiction, or (ii) as being of an equal or lesser scope or with greater detail, and (b) contain any other information required by Part 5 of Article 9 of the UCC for the sufficiency or filing office acceptance of any financing statement or amendment, including (i) whether such Grantor is an organization, the type of organization and any organization identification number issued to such Grantor, and (ii) in the case of a financing statement filed as a fixture filing or indicating any Collateral as as-extracted collateral or timber to be cut, a sufficient description of the real property to which such Collateral relates. Each Grantor agrees to furnish any such information to the Collateral Agent promptly upon request. Each Grantor also ratifies its authorization for the Collateral Agent to have filed in any UCC jurisdiction any initial financing statements or amendments thereto if filed prior to the date hereof.

5.15 No Reincorporation. No Grantor shall reincorporate or reorganize itself under the Governmental Rules of any jurisdiction other than the jurisdiction in which it is incorporated or organized as of the date hereof.

5.16 Terminations and Amendments Not Authorized. Each Grantor acknowledges that it is not authorized to file any amendment or termination statement with respect to any financing statement relating to any security interest granted hereunder without the prior written consent of the Collateral Agent and agrees that it will not do so without the prior written consent of the Collateral Agent, subject to such Grantor’s rights under Section 9-509(d)(2) of the UCC (or any other then applicable provision of the UCC).

5.17 Takings, Eminent Domain, Condemnation, Insurance Proceeds, etc. Each Grantor hereby assigns to the Collateral Agent (a) all awards for damages suffered or compensation paid by reason of a taking for public use of, or an action in eminent domain affecting all or any part of, the Collateral or any interest therein, and (b) all proceeds of any insurance policies paid by reason of loss sustained to the Collateral or any part thereof (“Condemnation and Insurance Proceeds”). Except as otherwise provided in Section 2.06(c)(vi) of the Credit Agreement, such Grantor will transfer to the Collateral Agent any and all Condemnation and Insurance Proceeds from time to time received by it for application by the Collateral Agent pursuant to this Security Agreement or the Credit Agreement.

EXHIBIT 99.4

5.18 Pledged Collateral.

(a) Except as set forth on Part II of Schedule I hereto, each Grantor shall deliver to the Collateral Agent, all certificates or Instruments representing or evidencing any Pledged Collateral, whether now existing or hereafter acquired, in suitable form for transfer by delivery or, as applicable, accompanied by such Grantor’s endorsement, where necessary, or duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Collateral Agent. The Collateral Agent shall have the right, at any time in its discretion and during the continuance of an Event of Default without prior notice to any Grantor, to transfer to or to register in its name or in the name of its nominees any or all of the Pledged Collateral. The Collateral Agent shall have the right at any time to exchange certificates representing or evidencing any of the Pledged Collateral for certificates of smaller or larger denominations.

(b) Except as provided in Section 7, each Grantor shall be entitled to receive all cash Distributions and payments of principal and interest paid in respect of the Pledged Collateral to the extent permitted to be paid by a Credit Document (other than liquidating or dissolving Distributions) with respect to the Pledged Collateral. Any sums paid upon or in respect of any of the Pledged Collateral upon the liquidation or dissolution of any issuer of any of the Pledged Collateral, any distribution of capital made on or in respect of any of the Pledged Collateral or any Property distributed upon or with respect to any of the Pledged Collateral pursuant to the recapitalization or reclassification of the capital of any issuer of Pledged Collateral or pursuant to the reorganization thereof in excess of $50,000 shall, unless otherwise subject to a perfected security interest in favor of the Collateral Agent, be delivered to the Collateral Agent to be held by it hereunder as additional collateral security for the Secured Obligations of such Grantor. If any sums of money or Property so paid or distributed pursuant to the immediately preceding sentence in respect of any of the Pledged Collateral shall be received by such Grantor, such Grantor shall, until such money or Property is paid or delivered to the Collateral Agent, hold such money or Property in trust for the Collateral Agent, segregated from other funds of such Grantor, as additional security for the Secured Obligations of such Grantor.

(c) Except as provided in Section 7, such Grantor will be entitled to exercise all voting, consent and corporate rights with respect to the Pledged Collateral; provided, however, that no vote shall be cast, consent given or right exercised or other action taken by such Grantor which would be inconsistent with or result in any violation of any provision of the Credit Agreement, this Security Agreement or any other Credit Document or, without prior notice to the Collateral Agent, to enable or take any other action to permit any issuer of Pledged Collateral to issue any stock or other equity securities of any nature or to issue any other securities convertible into or granting the right to purchase or exchange for any stock or other equity securities of any nature of any issuer of Pledged Collateral.

(d) No Grantor shall grant control over any Pledged Collateral to any Person other than the Collateral Agent.

EXHIBIT 99.4

(e) In the case of each Grantor which is an issuer of Pledged Collateral, such Grantor agrees to be bound by the terms of this Security Agreement relating to the Pledged Collateral issued by it and will comply with such terms insofar as such terms are applicable to it. In the case of each Grantor which is a partner in a partnership, such Grantor hereby consents to the extent required by the applicable partnership agreement to the pledge by each other Grantor, pursuant to the terms hereof, of the pledged partnership interests in such partnership and to the transfer of such pledged partnership interests to the Collateral Agent or its nominee and to the substitution of the Collateral Agent or its nominee as a substituted partner in such partnership with all the rights, powers and duties of a general partner or a limited partner, as the case may be. In the case of each Grantor which is a member of a limited liability company, such Grantor hereby consents to the extent required by the applicable limited liability company agreement to the pledge by each other Grantor, pursuant to the terms hereof, of the pledged limited liability company interests in such limited liability company and to the transfer of such pledged limited liability company interests to the Collateral Agent or its nominee and to the substitution of the Collateral Agent or its nominee as a substituted member of the limited liability company with all the rights, powers and duties of a member of the limited liability company in question.

(f) No Grantor shall (i) agree to any provision in, or amendment of, a limited liability company agreement or partnership agreement that adversely affects the perfection of the security interest of the Collateral Agent in any pledged partnership interests or pledged limited liability company interests pledged by such Grantor hereunder, including electing to treat the membership interest or partnership interest of such Grantor as a security under Section 8-103 of the UCC (it being understood that Wellspring Productions LLC already has made such election) or (ii) authorize the issuance of or issue certificates evidencing any limited liability company interests pledged by such Grantor hereunder where such interests are securities (as defined in the UCC) and the relevant Grantor has not delivered such certificate to the Collateral Agent.

5.19 Compliance With Terms of Accounts, Etc. In all material respects, each Grantor shall promptly perform and comply with all obligations in respect of Accounts, Chattel Paper, Contracts, Documents, Instruments and licenses and all other agreements to which it is a party or by which it is bound; provided, however, that such Grantor may suspend its performance thereunder in the event of a bona fide dispute or material breach of any such obligations by third parties or if an Event of Default has occurred and is continuing but could not reasonably be expected to have a Material Adverse Effect.

SECTION 6. The Collateral Agent’s Appointment as Attorney-in-Fact.

(a) From and after the occurrence and during the continuance of an Event of Default, each Grantor hereby irrevocably constitutes and appoints the Collateral Agent, and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Grantor and in the name of such Grantor or in its own name, from time to time at the Collateral Agent’s discretion, for the purpose of carrying out the terms of this Security Agreement, to take any and all appropriate action and to execute and deliver any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Security Agreement and, without limiting the generality of the foregoing, hereby gives the Collateral Agent the power and right, on behalf of such Grantor, without notice to or assent by such Grantor, to do the following:

EXHIBIT 99.4

(i) ask, demand, collect, receive and give acquittances and receipts for any and all monies due or to become due under any Collateral and, in the name of such Grantor, in its own name or otherwise to take possession of, endorse and collect any checks, drafts, notes, acceptances or other Instruments for the payment of monies due under any Collateral and to file any claim or to take or commence any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Collateral Agent for the purpose of collecting any and all such monies due under any Collateral whenever payable;

(ii) pay or discharge any Liens, including, without limitation, any tax Lien, levied or placed on or threatened against the Collateral, to effect any repairs or any insurance called for by the terms of this Security Agreement and to pay all or any part of the premiums therefor and the costs thereof, which actions shall be for the benefit of the Collateral Agent and the Lenders and not such Grantor; and

(iii) (1) direct any Person liable for any payment under or in respect of any of the Collateral to make payment of any and all monies due or to become due thereunder directly to the Collateral Agent or as the Collateral Agent shall direct, (2) receive payment of any and all monies, claims and other amounts due or to become due at any time arising out of or in respect of any Collateral, (3) sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications and notices in connection with Accounts and other Instruments and Documents constituting or relating to the Collateral, (4) commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral, (5) defend any suit, action or proceeding brought against such Grantor with respect to any Collateral, (6) settle, compromise or adjust any suit, action or proceeding described above and, in connection therewith, give such discharges or releases as the Collateral Agent may deem appropriate, (7) sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Collateral Agent were the absolute owner thereof for all purposes, and to do, at the Collateral Agent’s option and such Grantor’s expense, at any time, or from time to time, all acts and things which the Collateral Agent may deem necessary to protect, preserve or realize upon the Collateral and the Collateral Agent’s security interest therein in order to effect the intent of this Security Agreement, all as fully and effectively as such Grantor might do.

(b) Each Grantor hereby authorizes and ratifies, to the extent not prohibited by applicable Governmental Rules, all that the Collateral Agent as said attorney in fact shall lawfully do or cause to be done by virtue hereof. The power of attorney granted pursuant to this Section 6 is a power coupled with an interest and shall be irrevocable until the Secured Obligations are completely and indefeasibly paid and performed in full.

EXHIBIT 99.4

(c) The powers conferred on the Collateral Agent, the Administrative Agent and the Lenders hereunder are solely to protect the Collateral Agent’s, the Administrative Agent’s and the Lenders’ interests in the Collateral and shall not impose any duty upon the Collateral Agent, the Administrative Agent or the Lenders to exercise any such powers. The Collateral Agent shall have no duty as to any Collateral, including any responsibility for (i) taking any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral or (ii) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Investment Property, whether or not the Collateral Agent has or is deemed to have knowledge of such matters. Without limiting the generality of the preceding sentence, the Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of any of the Collateral if it takes such action for that purpose as any Grantor reasonably requests in writing at times other than upon the occurrence and during the continuance of any Event of Default. Failure of the Collateral Agent to comply with any such requests at any time shall not in itself be deemed a failure to exercise reasonable care. The Collateral Agent shall be accountable only for amounts that it actually receives as a result of the exercise of such powers and neither it nor any of its officers, directors, employees, agents or representatives shall be responsible to a Grantor for any act or failure to act, except for its own gross negligence or willful misconduct as determined by a final, non-appealable judgment of a court of competent jurisdiction.

(d) Each Grantor also authorizes the Collateral Agent, at any time and from time to time upon the occurrence and during the continuation of any Event of Default, to (i) communicate in its own name with any party to any Contract with regard to the assignment of the right, title and interest of such Grantor in and under the Contracts hereunder and other matters relating thereto and (ii) execute, in connection with the sale of Collateral provided for in Section 7 below, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral.

(e) If a Grantor fails to perform or comply with any of its agreements contained herein and the Collateral Agent, as provided for by the terms of this Security Agreement, shall perform or comply, or otherwise cause performance or compliance, with such agreement, the expenses, including attorneys’ fees and costs, of the Collateral Agent incurred in connection with such performance or compliance, together with interest thereon at a rate of interest equal to the Default Rate, shall be payable by such Grantor to the Collateral Agent within five (5) Business Days of demand and shall constitute Secured Obligations secured hereby.

EXHIBIT 99.4

SECTION 7. Rights and Remedies Upon Default.

(a) If any Event of Default shall occur and be continuing, the Collateral Agent may exercise, in addition to all other rights and remedies granted to it under this Security Agreement, the Credit Agreement, the other Credit Documents and under any other instrument or agreement securing, evidencing or relating to the Secured Obligations, all rights and remedies of a secured party under applicable Governmental Rules, including, without limitation, the UCC. Without limiting the generality of the foregoing, each Grantor expressly agrees that, during the continuance of an Event of Default, the Collateral Agent, without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon such Grantor or any other Person (all and each of which demands, advertisements and notices are hereby expressly waived to the maximum extent not prohibited by the UCC and other applicable Governmental Rules), shall have the right to collect the Proceeds from all Collateral (including, without limitation, Distributions on Pledged Collateral) and may (i) reclaim, take possession, recover, store, maintain, finish, repair, prepare for sale or lease, ship, advertise for sale or lease and sell or lease (in the manner provided for herein) the Collateral, and in connection with liquidation of the Collateral and collection of the accounts receivable pledged as Collateral, use, without charge, any trademark, trade name, trade style, copyright, or process used or owned by such Grantor; (ii) forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and may forthwith sell, lease, assign, give an option or options to purchase or sell or otherwise dispose of and deliver said Collateral (or contract to do so), or any part thereof, in one or more parcels at public or private sale or sales, at any exchange or broker’s board or at any of the Administrative Agent’s or Collateral Agent’s offices or elsewhere at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk and (iii) exercise (A) all voting, consent, corporate and other rights pertaining to the Pledged Collateral at any meeting of shareholders, partners or members, as the case may be, of the relevant issuer or issuers of Pledged Collateral or otherwise and (B) any and all rights of conversion, exchange and subscription and any other rights, privileges or options pertaining to the Pledged Collateral as if it were the absolute owner thereof (including the right to exchange at its discretion any and all of the Pledged Collateral upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate or other structure of any issuer of Pledged Collateral, the right to deposit and deliver any and all of the Pledged Collateral with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Collateral Agent may determine), all without liability except to account for property actually received by it, but the Collateral Agent shall have no duty to any Grantor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing. Each Grantor authorizes the Collateral Agent, on the terms set forth in this Section 7, to enter the premises where the Collateral is located, to take possession of the Collateral, or any part of it, and to pay, purchase, contest or compromise any Lien which, in the opinion of the Collateral Agent, appears to be prior or superior to its security interest. The Collateral Agent shall have the right upon any such public sale or sales, and, to the extent not prohibited by applicable Governmental Rules, upon any such private sale or sales, to purchase the whole or any part of said Collateral so sold, free of any right or equity of redemption, which equity of redemption such Grantor hereby releases. The Collateral Agent may sell the Collateral without giving any warranties as to the Collateral and may specifically disclaim any warranties of title, which procedures shall not be considered to adversely affect the commercial reasonableness of any sale of the Collateral. Each Grantor further agrees, at the Collateral Agent’s request, to assemble the Collateral and make it available to the Collateral Agent at places which the Collateral Agent shall reasonably select, whether at such Grantor’s premises or elsewhere.

EXHIBIT 99.4

The Collateral Agent shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale as provided in Section 7(g), below, the Grantors shall remain liable for any deficiency remaining unpaid after such application, and only after so paying over such net proceeds and after the payment by the Collateral Agent of any other amount required by any provision of applicable Governmental Rules, including Section 9-608(a)(1)(C) of the UCC (or any other then applicable provision of the UCC), need the Collateral Agent account for the surplus, if any, to a Grantor. To the maximum extent not prohibited by applicable Governmental Rules, each Grantor waives all claims, damages, and demands against the Collateral Agent arising out of the repossession, retention or sale of the Collateral except such as arise out of the gross negligence or willful misconduct of the Collateral Agent as determined by a final, non-appealable judgment of a court of competent jurisdiction. Each Grantor agrees that the Collateral Agent need not give more than ten (10) days’ prior written notice (which notification shall be deemed given in accordance with the Credit Agreement) of the time and place of any public sale or of the time after which a private sale may take place and that such notice is reasonable notification of such matters. The Grantors shall remain liable for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay all amounts to which the Collateral Agent and the Lenders are entitled, and the Grantors shall also be liable for the attorneys’ fees or costs of any attorneys employed by the Collateral Agent to collect such deficiency.

(b) As to any Collateral constituting certificated securities or uncertificated securities, if, at any time when the Collateral Agent shall determine to exercise its right to sell the whole or any part of such Collateral hereunder, such Collateral or the part thereof to be sold shall not, for any reason whatsoever, be effectively registered under Securities Act of 1933, as amended (as so amended the “Act”), the Collateral Agent may, in its discretion (subject only to applicable requirements of applicable Governmental Rules), sell such Collateral or part thereof by private sale in such manner and under such circumstances as the Collateral Agent may deem necessary or advisable, but subject to the other requirements of this Section 7(b), and shall not be required to effect such registration or cause the same to be effected. Without limiting the generality of the foregoing, in any such event the Collateral Agent may, in its sole discretion, (i) in accordance with applicable securities laws, proceed to make such private sale notwithstanding that a registration statement for the purpose of registering such Collateral or part thereof could be or shall have been filed under the Act; (ii) approach and negotiate with a single possible purchaser to effect such sale; and (iii) restrict such sale to a purchaser who will represent and agree that such purchaser is purchasing for its own account, for investment, and not with a view to the distribution or sale of such Collateral or part thereof. In addition to a private sale as provided above in this Section 7(b), if any of such Collateral shall not be freely distributable to the public without registration under the Act at the time of any proposed sale hereunder, then the Collateral Agent shall not be required to effect such registration or cause the same to be effected but may, in its sole discretion (subject only to applicable requirements of Governmental Rules), require that any sale hereunder (including a sale at auction) be conducted subject to such restrictions as the Collateral Agent may, in its sole discretion, deem necessary or appropriate in order that such sale (notwithstanding any failure so to register) may be effected in compliance with the Bankruptcy Code and other Governmental Rules affecting the enforcement of creditors’ rights and the Act and all applicable state securities laws.

EXHIBIT 99.4

In order to permit the Collateral Agent to exercise the voting and other consensual rights which it may be entitled to exercise pursuant hereto and to receive all Distributions which it may be entitled to receive hereunder, (i) each Grantor shall promptly execute and deliver (or cause to be executed and delivered) to the Collateral Agent all such proxies, Distribution payment orders and other instruments as the Collateral Agent may from time to time reasonably request (each effective only if an Event of Default has occurred and is continuing) and (ii) without limiting the effect of clause (i) above, such Grantor hereby grants to the Collateral Agent an irrevocable proxy to vote all or any part of the Pledged Collateral and to exercise all other rights, powers, privileges and remedies to which a holder of the Pledged Collateral would be entitled (including giving or withholding written consents of shareholders, partners or members, as the case may be, calling special meetings of shareholders, partners or members, as the case may be, and voting at such meetings), which proxy shall be effective, automatically and without the necessity of any action (including any transfer of any Pledged Collateral on the record books of the issuer thereof) by any other Person (including the issuer of such Pledged Collateral or any officer or agent thereof) during the continuance of an Event of Default and which proxy shall terminate upon the earlier of the payment in full of the Secured Obligations or the cure of the Event of Default. Each Grantor hereby expressly authorizes and instructs each issuer of any Pledged Collateral pledged hereunder by such Grantor to (i) comply with any instruction received by it from the Collateral Agent in writing that (A) states that an Event of Default has occurred and is continuing and (B) is otherwise in accordance with the terms of this Security Agreement, without any other or further instructions from such Grantor, and each Grantor agrees that such issuer shall be fully protected in so complying and (ii) unless otherwise expressly permitted hereby, pay any Distributions or other payments with respect to the Pledged Collateral directly to the Collateral Agent if an Event of Default has occurred and is continuing and the relevant Grantor has received written notice of the Collateral Agent’s election to collect any such payments.

(c) Each Grantor agrees that in any sale of any of such Collateral, whether at a foreclosure sale or otherwise, the Collateral Agent is hereby authorized to comply with any limitation or restriction in connection with such sale as it may be advised by counsel is necessary in order to avoid any violation of applicable Governmental Rules (including compliance with such procedures as may restrict the number of prospective bidders and purchasers, require that such prospective bidders and purchasers have certain qualifications and restrict such prospective bidders and purchasers to Persons who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or resale of such Collateral), or in order to obtain any required approval of the sale or of the purchaser by any Governmental Authority, and such Grantor further agrees that such compliance shall not result in such sale being considered or deemed not to have been made in a commercially reasonable manner, nor shall the Collateral Agent be liable nor accountable to Grantor for any discount allowed by the reason of the fact that such Collateral is sold in compliance with any such limitation or restriction.

(d) Each Grantor also agrees to pay all fees, costs and expenses of the Collateral Agent, including, without limitation, attorneys’ fees and costs, incurred in connection with the enforcement of any of its rights and remedies hereunder.

EXHIBIT 99.4

(e) Each Grantor hereby waives presentment, protest or any notice or demand not provided for herein (to the maximum extent not prohibited by applicable Governmental Rules) of any kind in connection with this Security Agreement or any Collateral.

(f) Each Grantor agrees that a material uncured breach of any covenants contained in this Section 7 will cause irreparable injury to the Collateral Agent, the Administrative Agent and the Lenders, that in such event the Collateral Agent, the Administrative Agent and the Lenders would have no adequate remedy at law in respect of such breach and, as a consequence, agrees that in such event each and every covenant contained in this Section 7 shall be specifically enforceable against a Grantor, and each Grantor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that the Secured Obligations are not then due and payable.

(g) . The proceeds of any sale, disposition or other realization upon all or any part of the Collateral shall be distributed by the Collateral Agent or the Administrative Agent in the order of priority set forth in Section 6.02(b) of the Credit Agreement.

SECTION 8. Limitation on the Collateral Agent’s Duty in Respect of Collateral. The Collateral Agent shall be deemed to have acted reasonably in the custody, preservation and disposition of any of the Collateral if it complies with the obligations of a secured party under Section 9-207 of the UCC (or any other then applicable provision of the UCC).

SECTION 9. Reinstatement. This Security Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against a Grantor for liquidation or reorganization, should such Grantor become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of such Grantor’s Property, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Secured Obligations, or any part thereof, is, pursuant to applicable Governmental Rules, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Secured Obligations, whether as a “voidable preference,” “fraudulent conveyance,” or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Secured Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

SECTION 10. Miscellaneous.

10.1 Notices. Except as otherwise specified herein, all notices, requests, demands, consents, instructions or other communications to or upon such Grantor, the Collateral Agent or the Administrative Agent under this Security Agreement shall be given as provided in Section 8.01 of the Credit Agreement.

10.2 Partial Invalidity. If at any time any provision of this Security Agreement is or becomes illegal, invalid or unenforceable in any respect under the Governmental Rules of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions of this Security Agreement nor the legality, validity or enforceability of such provision under the Governmental Rules of any other jurisdiction shall in any way be affected or impaired thereby.

EXHIBIT 99.4

10.3 Headings. The section headings and captions appearing in this Security Agreement are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Security Agreement.

10.4 No Waiver; Cumulative Remedies.

(a) Neither the Administrative Agent nor the Collateral Agent shall by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder or under the Credit Agreement or the other Credit Documents, nor shall any single or partial exercise of any right or remedy hereunder or thereunder on any one or more occasions preclude the further exercise thereof or the exercise of any other right or remedy under any of the Credit Documents.

(b) The rights and remedies hereunder provided or provided under the Credit Agreement or the other Credit Documents are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights and remedies provided by law or by any of the other Credit Documents.

(c) None of the terms or provisions of this Security Agreement may be waived, altered, modified or amended except by an instrument in writing, duly executed by the Grantors and the Collateral Agent (with the written approval or upon the instructions of the Administrative Agent or the required number of Lenders as set forth in Section 8.04 of the Credit Agreement or such other Person, if such approval is required under the Credit Agreement). Unless otherwise specified in any such waiver or consent, a waiver or consent given hereunder shall be effective only in the specific instance and for the specific purpose for which given.

10.5 Time is of the Essence. Time is of the essence for the performance of each of the terms and provisions of this Security Agreement.

10.6 Termination of this Security Agreement. Subject to Section 9, above, this Security Agreement shall terminate upon the full, complete and final payment of the Secured Obligations and the termination of the Revolving Loan Commitments.

10.7 Successors and Assigns. This Security Agreement and all obligations of the Grantors hereunder shall be binding upon the successors and assigns of the Grantors, and shall, together with the rights and remedies of the Collateral Agent on behalf of Administrative Agent, the Lenders hereunder and Affiliates of Lenders party Lender Rate Contracts, inure to the benefit of the Collateral Agent, the Administrative Agent, the Lenders, Affiliates of Lenders party Lender Rate Contracts and their respective successors and permitted assigns. The Grantors may not assign, delegate or transfer their rights or obligations under this Security Agreement without the prior written consent of the Collateral Agent. Any purported assignment or transfer in contravention of the foregoing shall be null and void. No sales of participations, other than sales, assignments, transfers or other dispositions of any agreement governing or instrument evidencing the Secured Obligations or any portion thereof or interest therein shall in any manner affect the security interest created herein and granted to the Collateral Agent on behalf of the Lenders hereunder.

EXHIBIT 99.4

10.8 Further Indemnification. Each Grantor agrees to pay, and to save the Collateral Agent, the Administrative Agent and the Lenders harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all excise, sales or other similar taxes which may be payable or determined to be payable with respect to any of the Collateral in which such Grantor has granted, assigned, conveyed, mortgaged, pledged, hypothecated or transferred to the Collateral Agent on behalf of itself, the Administrative Agent and the Lenders a security interest or in connection with any of the transactions contemplated by this Security Agreement.

10.9 Amendments, Etc. No amendment, modification, supplement, extension, termination or waiver of any provision of this Security Agreement applicable to all Grantors and no approval or consent thereunder applicable to all Grantors may in any event be effective unless in writing signed by each Grantor and the Collateral Agent with the written approval or upon the instructions of the required number of Lenders as set forth in Section 8.04 of the Credit Agreement, and then only in the specific instance and for the specific purpose given and any such amendment, modification, supplement, extension, termination, waiver, approval or consent shall be binding upon the Collateral Agent, each holder of the Secured Obligations and the Grantors. No amendment, modification, supplement, extension, termination or waiver of any provision of this Security Agreement applicable to a particular Grantor, no approval or consent thereunder applicable to a particular Grantor and no consent to any departure by any particular Grantor therefrom, may in any event be effective unless in writing signed by such Grantor and the Collateral Agent with the written approval or upon the instructions of the Administrative Agent or the required number of Lenders as set forth in Section 8.04 of the Credit Agreement, and then only in the specific instance and for the specific purpose given and any such amendment, modification, supplement, extension, termination, waiver, approval or consent shall be binding upon the Collateral Agent, each holder of the Secured Obligations and such Grantor and the obligations hereunder of all Grantors other than such Grantor shall continue in effect. Nothing herein shall in any way modify or limit the effect of terms or conditions set forth in any other document, instrument or agreement executed by any Grantor or applicable to any Grantor or in connection with the Secured Obligations, but each and every term and condition hereof shall be in addition thereto.

10.10 ENTIRE AGREEMENT. THIS SECURITY AGREEMENT REPRESENTS THE COMPLETE AND FINAL AGREEMENT AMONG THE GRANTORS, THE COLLATERAL AGENT, THE ADMINISTRATIVE AGENT AND THE LENDERS AND SUPERSEDES ALL PRIOR AGREEMENTS, WRITTEN OR ORAL, ON THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF SUCH PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN OR AMONG THE GRANTORS, THE COLLATERAL AGENT, THE ADMINISTRATIVE AGENT AND THE LENDERS.

10.11 Governing Law. This Security Agreement shall be governed by, construed and enforced in accordance with, the internal law of the State of New York without reference to conflicts of law rules (other than Section 5-1401 of the General Obligations Law of the State of New York), except that matters concerning the validity and perfection of a security interest shall be governed by the conflict of law rules set forth in the UCC. Each Grantor hereby consents to the application of New York civil law to the construction, interpretation and enforcement of this Security Agreement, and to the application of New York civil law to the procedural aspects of any suit, action or proceeding relating thereto, including, but not limited to, legal process, execution of judgments and other legal remedies.

EXHIBIT 99.4

10.12 Counterparts. This Security Agreement may be executed in any number of identical counterparts, any set of which signed by all the parties hereto shall be deemed to constitute a complete, executed original for all purposes. Transmission by telecopier of an executed counterpart of this Security Agreement shall be deemed to constitute due and sufficient delivery of such counterpart.

10.13 Payments Free of Taxes, Etc. All payments made by the Grantors under this Security Agreement shall be made by the Grantors free and clear of and without deduction for any and all present and future taxes, levies, charges, deductions and withholdings (except as otherwise provided in the Credit Agreement). In addition, the Grantors shall pay upon demand any stamp or other taxes, levies or charges of any jurisdiction with respect to the execution, delivery, registration, performance and enforcement of this Security Agreement. Upon request by the Collateral Agent, the Grantors shall furnish evidence satisfactory to the Administrative Agent and the Collateral Agent that all requisite authorizations and approvals by, and notices to and filings with, governmental authorities and regulatory bodies have been obtained and made and that all requisite taxes, levies and charges have been paid.

10.14 The Grantors’ Continuing Liability. Notwithstanding any provision of this Security Agreement or any other Credit Document or any exercise by the Collateral Agent or the Administrative Agent of any of its rights hereunder or thereunder (including, without limitation, any right to collect or enforce any Collateral), (i) each Grantor shall remain liable to perform its obligations and duties in connection with the Collateral and (ii) the Collateral Agent, the Administrative Agent and any Lender shall not assume or be considered to have assumed any liability to perform such obligations and duties or to enforce any of the Grantors’ rights in connection with the Collateral.

10.15 Additional Grantors. If, pursuant to the terms and conditions of the Credit Agreement, the Borrower shall be required to cause any Subsidiary of the Borrower that is not a Grantor to become a Grantor hereunder, such Subsidiary shall execute and deliver to the Collateral Agent a Joinder Agreement in the form of Annex 1 and shall thereafter for all purposes be a party hereto and have the same rights, benefits and obligations as a Grantor party hereto on the Closing Date and shall be deemed to have assigned, conveyed, mortgaged, pledged, granted, hypothecated and transferred to the Collateral Agent for itself and for the pro rata benefit of the Lenders the security interest described in such Joinder Agreement and Section 2 hereof.

10.16 Additional Provisions. The Borrower hereby acknowledges and agrees that the jury trial waiver, consent to jurisdiction and other provisions in Sections 8.09 and 8.12 of the Credit Agreement apply to this Security Agreement as to the Borrower and are incorporated herein as though set forth in full. Each Subsidiary Grantor and GPI hereby acknowledges and agrees that the jury trial waiver, consent to jurisdiction and other provisions in Sections 22 and 23 of the Guaranty apply to this Security Agreement as to each Subsidiary Grantor and GPI and are incorporated herein as though set forth in full.

10.17 Administrative Agent. With the consent of the Collateral Agent, the Administrative Agent may take any and all action that may be taken under this Security Agreement by the Collateral Agent.

EXHIBIT 99.4

10.18 Materiality. For purposes of this Agreement, an agreement or other contract or arrangement thereof shall be deemed “material” if the contract pursuant to the terms thereof would (A) recognize future revenues in excess of $250,000, (B) incur liabilities or obligations in excess of $250,000 or (C) likely result in damages or losses in excess of $250,000 by reason of the breach or termination thereof.

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EXHIBIT 99.4

IN WITNESS WHEREOF, the Grantors and the Collateral Agent have caused this Security Agreement to be executed as of the day and year first above written.

GRANTORS:

GENIUS PRODUCTS, INC.,
a Delaware limited liability company

By: /s/ Trevor Drinkwater
Name: Trevor Drinkwater
Title: President

GENIUS PRODUCTS, LLC,
a Delaware limited liability company

By: /s/ Trevor Drinkwater
Name: Trevor Drinkwater
Title: President

AMERICAN VANTAGE MEDIA, LLC,
a Nevada limited liability company

By:/s/ Trevor Drinkwater
Name: Trevor Drinkwater
Title: President

WELLSPRING MEDIA, LLC,
a Delaware limited liability company

By:/s/ Trevor Drinkwater
Name: Trevor Drinkwater
Title: President

WELLSPRING PRODUCTIONS, LLC,
a Delaware limited liability company

By:/s/ Trevor Drinkwater
Name: Trevor Drinkwater
Title: President

EXHIBIT 99.4

CASTALIAN DC, LLC,
a Delaware limited liability company

By:/s/ Trevor Drinkwater
Name: Trevor Drinkwater
Title: Manager

THE THIRTEEN THIRTY ONE LLC,
an Illinois limited liability company

By:/s/ Trevor Drinkwater
Name: Trevor Drinkwater
Title: Manager

CASTALIAN MUSIC, L.L.C.,
an Illinois limited liability company

By:/s/ Trevor Drinkwater
Name: Trevor Drinkwater
Title: Manager

MARATHON MEDIA, LLC,
a California limited liability company

By:/s/ Trevor Drinkwater
Name: Trevor Drinkwater
Title: Manager

ABACUS MEDIA L.L.C.,
an Illinois limited liability company

By:/s/ Trevor Drinkwater
Name: Trevor Drinkwater
Title: Manager

EXHIBIT 99.4

COLLATERAL AGENT:

SOCIÉTÉ GÉNÉRALE,
as Collateral Agent

By: /s/ Hannah Kim
Name: Hannah Kim
Title: Director